UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2005

                                TASTY FRIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    33-4460NY                   65-0259052
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

          650 Sentry Parkway, Suite One, Blue Bell, Pennsylvania 19422
          ------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (610) 941-2109

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 8.01  OTHER EVENTS

      Subsequent to the filing of our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "Commission") on March 23, 2005 and the amended Current Report on Form 8-K/A, filed with the Commission on April 1, 2005 (the "Form 8-Ks"), we have continued to review the facts and circumstances regarding our previous filings with the Nevada Secretary of State and research the impact our previous disclosures have on our current shareholders. It is our determination, after such review and research, that our current articles of incorporation, as amended, allow for the issuance of 50 million shares of common stock. As of the date of this filing, we have issued 128,824,698 shares of our common stock. Therefore, all shares of common stock issued in excess of 50 million are void pursuant to Nevada corporate law. The Company issued all of its authorized shares of common stock on or before November 26, 2001. As a result of this determination, the Company believes that many of the shares of common stock that are publicly traded are not valid, as many of the shares that are trading were issued after the Company had issued 50 million shares of common stock.

      The Company has determined that only the current holders of the original 50 million shares of common stock that were issued (the "Original 50 Million") have rights as shareholders, including the right to vote on any matters submitted to the shareholders of the Company. The Company is currently working with its transfer agent to determine the identity of the current holders of the Original 50 Million. However, since a portion of those shares have been transferred into street name, the Company is unlikely to be able to determine the current holders of all of the Original 50 Million. The Company is potentially liable to any person who holds shares of the Company's common stock that is not part of the Original 50 Million.

      Since November 2001, the Company has entered into various financing arrangements, including subscription agreements entered into with four accredited investors on January 18, 2005, as amended, for the sale of secured convertible notes. In connection therewith, the Company made various representations and warranties to the investors, including representations and warranties concerning the number of shares of common stock the Company is authorized to issue. As a result of these recent discoveries, the Company is in default, although none of the investors have declared a default by the Company, provided written notice of such defaults, or have sought to enforce their rights pursuant to the agreements.

      In the Form 8-Ks, the Company indicated that it intends to file a proxy statement with the Commission asking our shareholders to ratify all our previous actions. Upon further research, the Company has determined that Nevada law prohibits a subsequent ratification by shareholders of shares issued in excess of the number of authorized shares of common stock. Therefore, the Company does not intend to seek ratification of the prior issuances.

      The Company has completed, or is currently in the process of taking, the following actions regarding the above:

      (i) Issued a moratorium on the further issuance of any shares of common stock, warrants or options to purchase shares of common stock, or any debt instrument that is convertible into shares of common stock;

      (ii) Consulting with our four institutional investors that invested in January 2005 to request that the investors either waive the defaults under the subscription agreements or agree to refrain from exercising their rights to call their notes or take possession of all of our assets;

      (iii) On April 13, 2005, we entered into an agreement with a current investor for additional financing in the amount of $250,000. The investor agreed to purchase 250,000 shares of series A preferred stock at a price of $1.00 per share. Each share of preferred stock will be entitled to cast 200 votes on any matter submitted to the shareholders. Upon the Company filing a certificate of amendment with the Nevada Secretary of State, each share of preferred stock, at the investor's option, may be: 1) redeemed for it's stated value, plus 10%; or 2) converted into shares of the Company's common stock at 50% of the last closing trading price for the common stock on a principal market before the conversion date. The Company will file a certificate of designation with the Nevada Secretary of State designating the class of series A preferred stock within one business day;

      (iv) Determining who are the current holders of the Original 50 Million for purposes of conducting a shareholder vote to increase the number of shares of authorized common stock and to create a new class of common stock; and

      (v) Considering filing a registration statement with the Commission to register shares of the new class of common stock, if the shareholders approve such resolution, which shares would be distributed on a one-for-one basis to all persons who hold, or believe they hold, shares of the Company.

The following are risks associated with the Company at this time:

OUR COMPANY AND/OR OUR CEO MAY BE SUBJECT TO FINES, SANCTIONS AND/OR PENALTIES OF AN INDETERMINABLE NATURE AS A RESULT OF POTENTIAL VIOLATIONS OF FEDERAL SECURITIES AND STATE SECURITIES AND CORPORATE LAWS IN CONNECTION WITH ACTIONS TAKEN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER NEVADA LAW.

      On each of November 23, 2003, October 13, 2004 and January 13, 2005, we filed a certificate of amendment with the Nevada Secretary of State to increase the number of shares of common stock we are authorized to issue. On each certificate, the CEO of the Company certified that shareholders holding a majority of the shares issued and outstanding voted in favor of the amendment. However, the Company did not obtain the approval from shareholders holding a majority of the shares issued and outstanding because certain shareholders held less shares than believed. These shareholders erroneously believed that they had voting power over shares that were gifted to family and friends. As a result, the Company filed the certificates of amendment believing that shareholders holding a majority of the shares issued and outstanding voted in favor of the amendment as required by Nevada General Corporation Law, when in fact they had not.

      The filed certificates of amendment violated the Nevada General Corporation Law. As a result, our company and/or Mr. Edward Kelly, our Chief Executive Officer who executed the certificates of amendment, may be subject to fines, sanctions and/or penalties. In addition, the quarterly reports we filed on Form 10-QSB for the quarters ended October 31, 2003, April 30, 2004, July 31, 2004 and October 31, 2004 as well as the annual report we filed on Form 10-KSB for the year ended January 31, 2004 may have violated Sections 302, 906 and possibly 404 of the Sarbanes-Oxley Act of 2002. As a result, our company and/or Mr. Edward Kelly, our Chief Executive Officer who executed the periodic reports and the certifications as our Chief Executive Officer and Chief Financial Officer, may be subject to fines, sanctions and/or penalties. At this time, we are unable to determine the amount of such fines, sanctions and/or penalties that may be incurred by our company and/or Mr. Kelly.

THERE SHARE CERTIFICATES OF OUR COMPANY THAT ARE VOID BECAUSE WE ISSUED COMMON STOCK IN EXCESS OF OUR AUTHORIZED CAPITAL.

      During November 2001, we began to issue shares of common stock in excess of our then authorized capital of 50 million shares of common stock. We believed that we had filed a certificate of amendment with the Nevada Secretary of State increasing our authorized common stock to 100 million shares of common stock, however, such certificate of amendment was never filed with or accepted by the Nevada Secretary of State. Pursuant to Nevada law, any issuance of shares of common stock in excess of a company's stated authorized capital is considered void. In September 2003, November 2004 and January 2005, we filed a certificate of amendment to increase our authorized capital. However, as previously disclosed, each of those certificates of amendment was not properly authorized because we did not have the vote of a majority of the issued and outstanding shares of common stock. As a result, we are only authorized to issue 50 million shares of common stock, all of which have been issued. As of the date of this filing, we thought we had issued 128,824,698 shares of our common stock. Therefore, 78,824,698 shares of our believed to be issued common stock are actually void pursuant to Nevada law.

THE ISSUANCE OF SHARES OF COMMON STOCK BEYOND 50,000,000 SHARES WAS NOT IN COMPLIANCE WITH NEVADA STATE AND FEDERAL SECURITIES LAWS AND ANY DAMAGES THAT WE MAY HAVE TO PAY AS A RESULT OF SUCH ISSUANCE COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR REVENUES, PROFITS, RESULTS OF OPERATIONS, FINANCIAL CONDITION AND FUTURE PROSPECTS.

      During November 2001, we began to issue shares of common stock in excess of our then authorized capital of 50 million shares of common stock. We believed that we had filed a certificate of amendment with the Nevada Secretary of State increasing our authorized common stock to 100 million shares of common stock, however, such certificate of amendment was never filed with or accepted by the Nevada Secretary of State. Pursuant to Nevada law, any issuance of shares of common stock in excess of a company's stated authorized capital is considered void. In September 2003, November 2004 and January 2005, we filed a certificate of amendment to increase our authorized capital. However, as previously disclosed, each of those certificates of amendment was not properly authorized because we did not have the vote of a majority of the issued and outstanding shares of common stock. As a result, we are only authorized to issue 50 million shares of common stock, all of which have been issued. As of the date of this filing, we thought we had issued 128,824,698 shares of our common stock. The issuance of the 78,824,698 shares of common stock above 50 million was not in compliance with Nevada corporate and federal securities laws due to the fact that shares were issued in excess of our authorized capital and the certificates of amendment increasing the shares of common stock were not authorized pursuant to Nevada corporate law; therefore, the shares issued in reliance on the certificates of amendment were not duly authorized and/or validly issued. Pursuant to Nevada corporate law, the 78,824,698 shares of common stock issued in excess of 50 million are void. In addition, we have sold convertible securities that are currently convertible into shares of common stock that are not duly authorized and/or validly issued.

      Although we may be required under Nevada law, we do not plan to offer rescission at this time. Instead, we intend to attempt to settle any liability to such shareholders that we sold or issued the 78,824,698 shares of common stock above 50 million as well as the holders of convertible securities that are currently convertible into shares of common stock. We are currently unable to determine the amount of damages, if any, that it may incur as a result of this issuance, which include, but are not limited to, damages that may result from the following

      o subsequent third party purchaser(s) of the shares that were resold by the holders and their assignees of the 78,824,698 shares of common stock in excess of 50 million as well as the holders of convertible securities that are currently convertible into shares of common stock, and/or

      o other existing shareholders of our Company that may make a claim, on a derivative basis, that these transactions and the shares issued, may have resulted in a dilution of the value of their shareholdings.

      The payment of damages could have a material adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

OUR COMPANY AND/OR OUR CEO MAY BE SUBJECT TO FINES, SANCTIONS AND/OR PENALTIES OF AN INDETERMINABLE NATURE AS A RESULT OF ISSUANCES OF COMMON STOCK IN EXCESS OF OUR AUTHORIZED CAPITAL.

      The issuance of the 78,824,698 shares of common stock above 50 million was not in compliance with Nevada corporate law. As a result, the Company and/or Mr. Edward Kelly, the Company's may be subject to fines, sanctions and/or penalties. At this time, we are unable to determine the amount of such fines, sanctions and/or penalties that may be incurred by our company and/or Mr. Kelly.

IF WE ARE UNABLE TO OBTAIN ADDITIONAL FUNDING OUR BUSINESS OPERATIONS WILL BE HARMED. OUR ABILITY TO OBTAIN ADDITIONAL FINANCING IS HINDERED BY OUR INABILITY TO ISSUE SHARES OF COMMON STOCK IN CONNECTION WITH THE FINANCING.

      We will require additional funds to address the issues raised by the disclosure above as well as the Form 8-Ks. We anticipate that we will require at least $300,000 to pay for our legal, accounting, auditing and other professional fees, depending on revenue from operations. We have entered into an agreement with a current investor for $250,000 in financing, however, we anticipate that we will need additional financing. Additional capital will also be required to effectively support the operations and to otherwise implement our overall business strategy. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. Our ability to obtain additional financing is hindered because we cannot do an equity or convertible debt financings that involve common stock. Any additional financing will have to be either debt financing or preferred stock. If we are unable to obtain additional financing, we will likely be required to curtail and possibly cease our operations. Any additional equity financing may involve substantial dilution to our then existing shareholders.

WE COULD BECOME SUBJECT TO A FORMAL SEC INVESTIGATION, WHICH COULD MATERIALLY AFFECT US.

      We are currently the subject of an informal investigation by the SEC, which has currently focused on our disclosure of the above as well as in the Form 8-Ks. We might become the subject of a formal investigation by the SEC, which could involve other matters, although there can be no assurance what the SEC might inquire about. We cannot predict the outcome of the current informal investigation or a formal investigation if one is instituted. The investigation or an adverse outcome of a formal investigation could have a material adverse effect on us and result in:

      - the institution of administrative, civil, injunctive or criminal proceedings;

      -     sanctions and the payment of fines and penalties;

      -     the issuance of a stop-trading order on our common stock;

      -     the restatement of our financial results for the years under review;

      -     additional shareholder lawsuits; and

      - increased review and scrutiny of us by regulatory authorities, the media and others.

      We have entered into a registration rights agreement with the selling shareholders in connection with the private placement of the convertible notes, whereby we agree to use our reasonable best efforts to have a registration statement declared effective within specified time periods. We likely be not be able to have a registration statement declared effective within the time period specified if the current informal investigation continues or if the SEC institutes a formal investigation. If we are unable to have a registration statement declared effective within agreed time periods, we may be obligated to pay additional interest amounts to the holders of the securities that would otherwise have been registered, which amounts could be substantial.

SOME HOLDERS OF OUR SECURITIES MAY HAVE THE RIGHT TO RESCIND THEIR PURCHASES. IF THESE SECURITY HOLDERS EXERCISE THEIR RIGHT TO RESCIND THEIR PURCHASES, OUR OPERATIONS WILL BE MATERIALLY ADVERSELY AFFECTED.

      Between November 2001 and March 2005, we issued 78,824,698 shares of our common stock that were not authorized. These shares are actually void pursuant to Nevada law. Each purchaser or recipient of those 78,824,698 shares likely has a number of remedies, including the right to rescind the purchase. The Securities Act of 1933, as amended, requires that any claim for rescission be brought within one year of the alleged violation. The time periods within which claims for rescission must be brought under state securities laws vary and may be two years or more from the date of the alleged violation. Further, we cannot assure you that courts will not apply equitable or other doctrines to extend the period within which purchasers may bring their claims. If any security holders exercise their right to rescind their purchases, our operations will be materially adversely affected.

      Should federal or state securities regulators deem it necessary to bring administrative or legal actions against us based upon these disclosures, the defense of any enforcement action is likely to be costly, distracting to our management and if unsuccessful could result in the imposition of significant penalties. The filing of a claim for rescission or enforcement action against us or our officers or directors could materially and adversely impact our stock price, generate significant adverse publicity that materially affects our sales and materially impair our ability to raise capital through future sales of our securities.

WE FACE POTENTIAL LITIGATION FROM HOLDERS OF SHARES OF OUR COMMON STOCK THAT ARE DEEMED VOID.

      It is possible that holders of shares of our common stock that are deemed void may sue us for damages. Litigation can be extremely expensive, and these expenses, as well as the consequences should we not prevail, could seriously harm our business, cause us to cease our operations or seek bankruptcy. We do not have the ability to pay any judgments or awards issued or the ability to afford on-going legal representation in lawsuits. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a material adverse effect on our ability to raise the funds necessary to continue our operations.

WE MAY BE REQUIRED TO PAY PENALTIES TO THE INVESTORS THAT PARTICIPATED IN OUR PRIVATE PLACEMENT THAT CLOSED IN JANUARY 2005 DUE TO THE FACT THAT WE REPRESENTED TO THE INVESTORS THAT OUR COMMON STOCK ISSUED AND OUTSTANDING WAS DULY AUTHORIZED AND VALIDLY ISSUED. IF WE ARE REQUIRED TO PAY SUCH PENALTIES, WE MAY BE FORCED TO CEASE OR CURTAIL OUR OPERATIONS.

      To obtain funding for our ongoing operations, pursuant to an offering conducted under Rule 506 of Regulation D, we sold (i) $1,254,000 in secured convertible notes, (ii) warrants to buy 5,139,345 shares of our common stock at an exercise price of $0.25, and (iii) Class C warrants to buy 15,000,000 shares of our common stock at an exercise price of $2.00, to four accredited investors for $1,254,000. In connection with this private placement, we made several representations to the investors that were not accurate. As a result, the terms of the Subscription Agreements and the notes allow the subscribers to elect to force a mandatory conversion of the notes at a premium. If we are required to pay this penalty, our working capital will be severely limited and we may be forced to curtail or ceased our operations.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

      In January 2005, we entered into a Subscription Agreement, as amended, for the sale of an aggregate of $1,254,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 7% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $570,000 secured convertible notes outstanding, the investors are obligated to purchase additional secured convertible notes in the aggregate of $684,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Subscription Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company, the delisting of our common stock, a default under any other obligations in the aggregate monetary amount in excess of $75,000 or an SEC or judicial stop trade order could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we were required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

WE ARE CURRENTLY IN DEFAULT UNDER THE SUBSCRIPTION AGREEMENT AND SECURED CONVERTIBLE NOTES AND THE INVESTORS HAVE THE RIGHT TO TAKE POSSESSION OF ALL OUR GOODS, INVENTORY, CONTRACTUAL RIGHTS AND GENERAL INTANGIBLES, RECEIVABLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND INTELLECTUAL PROPERTY.

      In connection with the Subscription Agreement we entered into in January 2005, we granted in favor of the investors a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. Pursuant to the terms of the Subscription Agreement, an event of default has occurred in relation to the disclosures in this Form 8-K. Pursuant to the Subscription Agreement, in the event of a default, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements. As of the date of this filing, the Investors have not declared a default by the Company, although there can be no assurance that they will not declare a default in the future.

SOME HOLDERS OF OUR SECURITIES MAY HAVE THE RIGHT TO RESCIND THEIR PURCHASES. IF THESE SECURITY HOLDERS EXERCISE THEIR RIGHT TO RESCIND THEIR PURCHASES, OUR OPERATIONS WILL BE MATERIALLY ADVERSELY AFFECTED.

      Between November 2001 and March 2005, we issued 78,824,698 shares of our common stock that were not authorized. These shares are actually void pursuant to Nevada law. Each purchaser or recipient of those 78,824,698 shares likely has a number of remedies, including the right to rescind the purchase. The Securities Act of 1933, as amended, requires that any claim for rescission be brought within one year of the alleged violation [which time frame may be triggered upon learning of such violation]. The time periods within which claims for rescission must be brought under state securities laws vary and may be two years or more from the date of the alleged violation. Further, we cannot assure you that courts will not apply equitable or other doctrines to extend the period within which purchasers may bring their claims. If any security holders exercise their right to rescind their purchases, our operations will be materially adversely affected.

      Should federal or state securities regulators deem it necessary to bring administrative or legal actions against us based upon these disclosures, the defense of any enforcement action is likely to be costly, distracting to our management and if unsuccessful could result in the imposition of significant penalties. The filing of a claim for rescission or enforcement action against us or our officers or directors could materially and adversely impact our stock price, generate significant adverse publicity that materially affects our sales and materially impair our ability to raise capital through future sales of our securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

10.1 - Subscription Agreement, entered into April 13, 2005, by and between the Company and Eric Whetstone.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TASTY FRIES, INC.


Date: April 13, 2005                    /s/ EDWARD C. KELLY
                                        ----------------------------------------
                                        Edward C. Kelly
                                        Chief Executive Officer